                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22
Dividend Reinvestment Plan....................... 25

VIT SAR 8/99
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,
     With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory
Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory
Corp.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999
                                    [GRAPH]

                                                  INTEREST RATES                       INFLATION
                                                  --------------                       ---------
Jun 1997                                              6.5000                             2.3000
                                                      6.0000                             2.2000
                                                      5.5000                             2.2000
Sep 1997                                              6.2500                             2.2000
                                                      5.7500                             2.1000
                                                      5.6875                             1.8000
Dec 1997                                              6.5000                             1.7000
                                                      5.5625                             1.6000
                                                      5.6250                             1.4000
Mar 1998                                              6.1250                             1.4000
                                                      5.6250                             1.4000
                                                      5.6875                             1.7000
Jun 1998                                              6.0000                             1.7000
                                                      5.5625                             1.7000
                                                      5.9375                             1.6000
Sep 1998                                              5.7500                             1.5000
                                                      5.2500                             1.5000
                                                      4.8750                             1.5000
Dec 1998                                              4.0000                             1.6000
                                                      4.8125                             1.7000
                                                      4.8750                             1.6000
Mar 1999                                              5.1250                             1.7000
                                                      4.9375                             2.3000
                                                      4.5000                             2.1000
Jun 1999                                              4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                          VAN KAMPEN HIGH INCOME TRUST
                           (NYSE TICKER SYMBOL--VIT)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)............    5.26%
Six-month total return based on NAV(2).....................   (0.63%)

 DISTRIBUTION RATE

Distribution rate as a % of closing common stock
price(3)...................................................   10.54%

 SHARE VALUATIONS

Net asset value............................................   $ 5.49
Closing common stock price.................................   $6.375
Six-month high common stock price (02/09/99)...............  $6.6875
Six-month low common stock price (06/22/99)................  $6.1250
Preferred share rate(4)....................................    5.03%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                          VAN KAMPEN HIGH INCOME TRUST

We recently spoke with the management team of the Van Kampen High Income Trust about the key events and economic forces that shaped the markets during the past six months. The team includes Peter Ehret, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. Mr. Ehret assumed management responsibilities for the Trust on June 1, 1999. The following comments reflect their views on the Trust's performance during the six months ended June 30, 1999.

 Q     WHAT HAPPENED IN THE HIGH-YIELD MARKET DURING THE REPORTING PERIOD?

 A The most important theme marking the first six months of the year was cautious recovery. The high-yield market continued to make progress from last fall's lows, when growing concerns about the global economy sparked a flight to quality that created one of the most difficult periods on record for high-yield bonds. During the current reporting period, the Fed's interest-rate cuts, a vibrant domestic economy, and strong consumer confidence all played critical roles in the turnaround. While greatly diminished, some of the concerns surrounding the direction of interest rates and high-yield defaults continued into 1999. Accordingly, interest rates on high-yield bonds have fallen but still remain relatively high compared to U.S. Treasury bonds.

 Q    HOW DID HIGH YIELD BONDS PERFORM COMPARED TO TREASURY BONDS?

 A Although we experienced bumps in February and again in May due to concerns about inflation and interest rates, the high-yield market comfortably outperformed Treasury bonds as interest rates increased. High-yield bonds generally perform better than higher-quality bonds during a rising interest-rate environment because they are less sensitive to rate changes and offer attractive yields to compensate bondholders for their increased credit risk.

 Q    DID SOME AREAS OF THE HIGH-YIELD MARKET RECOVER BETTER THAN OTHERS?

 A Yes. Once again, the telecommunications sector saw heavy issuance and outperformed many other sectors. Deregulation and technological changes have helped this sector grow much faster than the broader economy, and the high-yield market is often a source of capital for the industry's development. The swift pace of merger activity within the industry has also led to some increases in credit quality, as a number of high-yield issuers were bought by higher-rated companies. Other good performers during 1999 included some issues in basic materials and consumer cyclicals.

 Q    WHERE WERE THE DISAPPOINTMENTS?

 A Within telecommunications, satellite companies such as Iridium were unable to keep pace with technological advances and performed poorly. In addition, the health-care sector suffered from increasing financial pressures, especially in the hospital and long-term care industries. Although many health-care issuers remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies for skilled nursing homes have led us to look to other areas of the market in recent months. The energy sector also performed poorly in the early part of the reporting period, but was revived by a sharp increase in oil prices in recent months.

 Q    WHAT STRATEGIES WERE USED TO MANAGE THE TRUST IN THIS ENVIRONMENT?

 A Improving the Trust's credit quality was a focus over the past six months. We found attractive-yielding BB credits that we felt were backed by financially strong companies, so we replaced some of our B rated holdings with these higher-rated bonds. With the rising interest-rate environment, these higher-rated bonds hindered the Trust's short-term performance because they are more sensitive to changes in interest rates than comparable lower-rated bonds. However, this negative factor was balanced by positive returns from our substantial weighting in the chemicals sector, which picked up momentum as cyclical companies returned to favor. Chemical holdings such as Huntsman and Equistar performed well for the Trust.
    In addition, we took advantage of the Trust's new ability to purchase a limited proportion of foreign issues. As of April 1, 1999, the management team had the ability to invest up to 35 percent of the Trust's assets in foreign securities. Although we currently do not plan to invest such a large percentage in foreign bonds, we did find a limited number of attractive overseas issues. While it is too early to assess the overall impact of this strategy, some holdings such as Coca-Cola Femsa, which is partially owned by the U.S. soft drink company, benefited the Trust during the period. Others such as Disco, an Argentinean supermarket company, detracted from performance. For additional Trust highlights, please refer to page 8.

 Q    HOW DID THE TRUST PERFORM DURING THE YEAR?

 A Although in a recovery phase, the Trust was restrained by interest rate and inflation concerns in the latter part of the reporting period. In addition, some holdings in the underperforming health-care and energy sectors hurt the Trust's returns.
    Despite these challenges, the Trust generated a 5.26 percent(1) total return at market price for the six-month period ended June 30, 1999. This reflects a steady market price of $6.375 per share. The monthly dividend of $0.056 per share translates to a distribution rate of 10.54 percent(3) based on the closing common stock price on June 30, 1999. The chart and footnotes on page 3 provide additional performance information.

 Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

 A We expect to see moderately reduced growth in the economy in the months ahead, but it should not have a negative effect on the high-yield market unless it becomes a significant downturn. We believe strong high-yield issuance will continue over the next few months as issuers catch up from the relatively quiet market of last fall. However, we are anticipating a slowdown in issuance toward the end of the year.

 Q    WHAT STRATEGIES WILL YOU USE TO MANAGE THE PORTFOLIO GOING FORWARD?

 A Our focus going forward remains the same: fundamental, in-depth research and assessment of high-yield bonds. We will look beyond the sector, credit rating, or structure of a bond to identify those issuers that we believe will remain financially sound and perform well in a range of market conditions. We plan to continue to search the foreign markets for opportunities to contribute to the Trust's performance. Also, we will be searching for value in out-of-favor areas of the market to help diversify the Trust's holdings.

[SIG]
Peter Ehret

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FLIGHT TO QUALITY: The flow of funds toward safer investments in times of marketplace uncertainty or fear.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                          VAN KAMPEN HIGH INCOME TRUST

 TOP FIVE PORTFOLIO INDUSTRIES*

                                  [BAR GRAPH]

                                                                       JUNE 30, 1999                    DECEMBER 31, 1998
                                                                       -------------                    -----------------
Chemical                                                                   10.70                               4.50
Telecommunications                                                          9.50                              14.40
Printing, Publishing, & Broadcasting                                        9.00                               8.30
Oil & Gas                                                                   6.70                               8.10
Automobile                                                                  4.90                               1.40

* As a percentage of long-term investments
 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
JUNE 1989 THROUGH JUNE 1999
[GRAPH]

                                                        MARKET PRICE                     NET ASSET VALUE
                                                        ------------                     ---------------
Jun 1989                                                   9.5000                             8.9600
                                                           9.3750                             8.8100
                                                           9.5000                             8.6400
                                                           9.0000                             8.3300
                                                           7.7500                             7.8200
                                                           8.1250                             7.8100
                                                           7.3750                             7.4900
                                                           7.6250                             7.3800
                                                           6.5000                             6.7200
                                                           7.2500                             6.7900
                                                           6.8750                             6.6200
                                                           6.1250                             6.6600
Jun 1990                                                   6.7500                             6.6500
                                                           7.1250                             6.7300
                                                           6.0000                             6.0700
                                                           4.8750                             5.3600
                                                           4.2500                             4.7100
                                                           4.2500                             4.6900
                                                           4.1250                             4.6200
                                                           4.2500                             4.6400
                                                           5.1250                             5.0900
                                                           5.3750                             5.4300
                                                           5.8750                             5.6100
                                                           5.3750                             5.5600
Jun 1991                                                   5.6250                             5.6900
                                                           6.0000                             5.8100
                                                           6.0000                             5.8400
                                                           6.2500                             5.8900
                                                           6.2500                             6.0100
                                                           6.1250                             5.9600
                                                           6.8750                             5.9200
                                                           7.1250                             6.2100
                                                           7.1250                             6.3000
                                                           7.3750                             6.3200
                                                           7.7500                             6.4100
                                                           7.6250                             6.3800
Jun 1992                                                   8.0000                             6.3400
                                                           7.8750                             6.4300
                                                           7.8750                             6.4300
                                                           7.8750                             6.4300
                                                           7.5000                             6.2400
                                                           7.5000                             6.2300
                                                           7.2500                             6.2300
                                                           7.7500                             6.3800
                                                           8.1250                             6.5100
                                                           8.0000                             6.6300
                                                           8.0000                             6.6000
                                                           8.1250                             6.5600
Jun 1993                                                   8.3750                             6.7600
                                                           8.3750                             6.7500
                                                           8.3750                             6.7000
                                                           8.3750                             6.6600
                                                           8.6250                             6.7300
                                                           8.2500                             6.7100
                                                           8.1250                             6.7400
                                                           8.5000                             6.8200
                                                           8.5000                             6.7500
                                                           7.6250                             6.3300
                                                           7.7500                             6.1900
                                                           7.8750                             6.1400
Jun 1994                                                   8.0000                             6.0600
                                                           7.3750                             5.9700
                                                           7.6250                             5.9000
                                                           7.0000                             5.8500
                                                           6.8750                             5.7900
                                                           6.3750                             5.5800
                                                           5.5000                             5.6200
                                                           5.7500                             5.6300
                                                           6.0000                             5.8200
                                                           6.1250                             5.8400
                                                           6.1250                             5.9900
                                                           6.7500                             6.1000
Jun 1995                                                   6.6250                             6.0700
                                                           6.5000                             6.1400
                                                           6.6250                             6.1000
                                                           6.3750                             6.1200
                                                           6.5000                             6.1400
                                                           6.7500                             6.1300
                                                           6.3750                             6.1900
                                                           6.6250                             6.2900
                                                           6.6250                             6.2700
                                                           6.7500                             6.1600
                                                           6.5000                             6.1200
                                                           6.6250                             6.1100
Jun 1996                                                   6.5000                             6.0500
                                                           6.6250                             6.0300
                                                           6.7500                             6.1000
                                                           6.8750                             6.2000
                                                           6.7500                             6.2100
                                                           6.7500                             6.2900
                                                           6.7500                             6.3500
                                                           6.8750                             6.3400
                                                           7.0000                             6.4200
                                                           6.7500                             6.2200
                                                           6.8750                             6.2100
                                                           7.0000                             6.3200
Jun 1997                                                   7.3130                             6.3600
                                                           7.4380                             6.4600
                                                           7.3750                             6.4100
                                                           7.3130                             6.4900
                                                           7.4380                             6.4200
                                                           7.3750                             6.4400
                                                           7.3750                             6.4700
                                                           7.5000                             6.5500
                                                           7.4380                             6.5100
                                                           7.3130                             6.5300
                                                           6.8750                             6.4900
                                                           7.2500                             6.4700
Jun 1998                                                   7.0000                             6.4400
                                                           6.9380                             6.4500
                                                           5.7500                             5.9600
                                                           6.3130                             5.8900
                                                           6.6250                             5.6600
                                                           6.8750                             5.9700
                                                           6.3750                             5.8600
                                                           6.4375                             5.8700
                                                           6.5000                             5.6800
                                                           6.4375                             5.7000
                                                           6.5000                             5.7200
                                                           6.3750                             5.6000
Jun 1999                                                   6.3750                             5.4900

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                          VAN KAMPEN HIGH INCOME TRUST

 CREDIT QUALITY*

AS OF JUNE 30, 1999
[PIE CHART]

                                              BBB/BAA                 BB/BA                   B/B             CCC/CAA AND BELOW
                                              -------                 -----                   ---             -----------------
As of June 30, 1999                             8.40                  39.80                  50.30                   1.50

AS OF DECEMBER 31, 1998
                                  [PIE CHART]

                                   A/A TO                                                                CCC/CAA AND
                                   AAA/AAA           BBB/BAA            BB/BA              B/B              BELOW
                                   -------           -------            -----              ---           -----------
As of December 31, 1999             2.50              7.40              33.70             54.50             0.40


                                  NON-RATED
                                  ---------
As of December 31, 1999             1.50

* As a percentage of long-term debt securities.
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY
FOR THE PERIOD ENDED JUNE 30, 1999

[BAR GRAPH]

                                                         MONTHLY DIVIDEND
                                                         ----------------
Jan 1999                                                      0.0560
Feb 1999                                                      0.0560
Mar 1999                                                      0.0560
Apr 1999                                                      0.0560
May 1999                                                      0.0560
Jun 1999                                                      0.0560

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CORPORATE BONDS  91.4%
         AEROSPACE & DEFENSE   3.7%
$1,700   DynCorp. ............................     9.500%     03/01/07    $  1,674,500
 2,800   Sequa Corp. .........................     9.625      10/15/99       2,835,000
   500   Sequa Corp. .........................     9.375      12/15/03         515,000
                                                                          ------------
                                                                             5,024,500
                                                                          ------------
         AUTOMOBILE   4.4%
   400   Aetna Industries, Inc. ..............    11.875      10/01/06         405,000
 1,115   JPS Automotive Products Corp. .......    11.125      06/15/01       1,145,663
 2,750   Lear Seating Corp. ..................     8.250      02/01/02       2,719,062
   500   Venture Holdings, Inc. ..............     9.750      04/01/04         524,375
   900   Venture Holdings, Inc. ..............     9.500      07/01/05         859,500
   300   Venture Holdings, Inc., 144A Private
         Placement (b)........................    11.000      06/01/07         305,250
                                                                          ------------
                                                                             5,958,850
                                                                          ------------
         BEVERAGE, FOOD & TOBACCO   3.5%
   700   Chiquita Brands International,
         Inc. ................................    10.000      06/15/09         706,125
 1,100   Coca Cola Femsa S.A. (Mexico) .......     8.950      11/01/06       1,097,250
 2,200   Pepsi Gemex S.A. (Mexico) ...........     9.750      03/30/04       2,200,000
   675   Vlasic Foods International, Inc.,
         144A
         Private Placement (b)................    10.250      07/01/09         667,406
                                                                          ------------
                                                                             4,670,781
                                                                          ------------
         BUILDINGS & REAL ESTATE   1.0%
   525   Engle Homes, Inc. ...................     9.250      02/01/08         475,125
   305   Webb (Del E.) Corp. .................     9.375      05/01/09         294,325
   520   Webb (Del E.) Corp. .................    10.250      02/15/10         514,800
                                                                          ------------
                                                                             1,284,250
                                                                          ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CHEMICAL   9.8%
$  975   Acetex Corp. (Canada) ...............     9.750%     10/01/03    $    901,875
 2,240   Agriculture Minerals & Chemicals,
         Inc. ................................    10.750      09/30/03       2,206,400
   660   American Pacific Corp. ..............     9.250      03/01/05         676,500
 2,240   Equistar Chemical L.P., 144A
         Private Placement (b)................     8.500      02/15/04       2,284,800
 2,891   Huntsman Polymers Corp. .............    11.750      12/01/04       3,035,550
 2,404   ISP Holdings, Inc. ..................     9.750      02/15/02       2,440,060
 1,850   Pioneer Americas Acquisition
         Corp. ...............................     9.250      06/15/07       1,563,250
                                                                          ------------
                                                                            13,108,435
                                                                          ------------
         CONTAINERS, PACKAGING & GLASS   4.4%
 1,400   Fonda Group, Inc. ...................     9.500      03/01/07       1,225,000
 1,130   Printpack, Inc. .....................    10.625      08/15/06       1,056,550
 1,400   Radnor Holdings, Inc. ...............    10.000      12/01/03       1,414,000
 1,350   S.D. Warren Co. .....................    12.000      12/15/04       1,449,562
   735   Sweetheart Cup, Inc. ................     9.625      09/01/00         720,300
                                                                          ------------
                                                                             5,865,412
                                                                          ------------
         DIVERSIFIED/CONGLOMERATE
         MANUFACTURING  1.0%
 1,350   Communications & Power Industries,
         Inc. ................................    12.000      08/01/05       1,393,875
                                                                          ------------
         ECOLOGICAL  0.4%
   600   Envirosource, Inc. ..................     9.750      06/15/03         381,000
   200   Norcal Waste Systems, Inc. ..........    13.500      11/15/05         220,000
                                                                          ------------
                                                                               601,000
                                                                          ------------
         ELECTRONICS  1.5%
 1,925   Advanced Micro Devices, Inc. ........    11.000      08/01/03       1,944,250
 1,300   DecisionOne Corp. ...................     9.750      08/01/07          71,500
                                                                          ------------
                                                                             2,015,750
                                                                          ------------
         FINANCE  4.4%
 2,050   Americredit Corp. ...................     9.250      02/01/04       2,080,750
 1,200   Contifinancial Corp. ................     8.375      08/15/03         930,000
 3,050   Vicap S.A. (Mexico) .................    10.250      05/15/02       2,867,000
                                                                          ------------
                                                                             5,877,750
                                                                          ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         GROCERY  4.4%
$1,160   Disco S.A (Argentina)................     9.125%     05/15/03    $  1,044,000
   350   Fleming Cos., Inc. ..................    10.625      12/15/01         353,500
 1,550   Fleming Cos., Inc. ..................    10.500      12/01/04       1,464,750
 1,400   Jitney Jungle Stores America,
         Inc. ................................    12.000      03/01/06       1,162,000
 1,200   Pantry, Inc. ........................    10.250      10/15/07       1,212,000
   565   Shoppers Food Warehouse, Inc. .......     9.750      06/15/04         614,437
                                                                          ------------
                                                                             5,850,687
                                                                          ------------
         HEALTHCARE  3.5%
 1,650   Columbia HCA Healthcare Corp. .......     6.910      06/15/05       1,515,938
   650   Fisher Scientific International,
         Inc. ................................     7.125      12/15/05         601,250
 1,500   Fresenius Medical Care Capital
         Trust................................     9.000      12/01/06       1,492,500
 1,100   Tenet Healthcare Corp. ..............     8.625      01/15/07       1,078,000
                                                                          ------------
                                                                             4,687,688
                                                                          ------------
         HOTEL, MOTEL, INNS & GAMING  3.7%
   175   Argosy Gaming Co., 144A Private
         Placement (b)........................    10.750      06/01/09         179,156
   350   Booth Creek Ski Holdings, Inc. ......    12.500      03/15/07         309,750
   848   Boyd Gaming Corp. ...................     9.250      10/01/03         864,960
   825   Casino Magic Louisiana Corp. ........    13.000      08/15/03         952,875
   675   Majestic Star Casino, 144A Private
         Placement (b)........................    10.875      07/01/06         671,625
 1,960   Mohegan Tribal Gaming Authority......     8.125      01/01/06       1,920,800
                                                                          ------------
                                                                             4,899,166
                                                                          ------------
         LEISURE/ENTERTAINMENT  2.5%
   475   Premier Parks, Inc. .................     9.750      06/15/07         482,125
 2,750   Selmer, Inc. ........................    11.000      05/15/05       2,928,750
                                                                          ------------
                                                                             3,410,875
                                                                          ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         MINING, STEEL, IRON & NON-PRECIOUS
         METAL  3.8%
$1,100   GS Technologies Operating, Inc. .....    12.250%     10/01/05    $    915,750
 1,130   Kaiser Aluminum & Chemical, Inc. ....    10.875      10/15/06       1,180,850
   350   Renco Steel Holdings, Inc. ..........    10.875      02/01/05         304,500
 2,650   WCI Steel, Inc. .....................    10.000      12/01/04       2,709,625
                                                                          ------------
                                                                             5,110,725
                                                                          ------------
         OIL & GAS  6.1%
 1,550   Benton Oil & Gas, Inc. ..............    11.625      05/01/03       1,028,813
 1,000   Frontier Oil Corp. ..................     9.125      02/15/06         960,000
 1,507   Giant Industries, Inc. ..............     9.750      11/15/03       1,480,627
 1,950   Giant Industries, Inc. ..............     9.000      09/01/07       1,813,500
 2,270   KCS Energy, Inc. ....................    11.000      01/15/03       1,384,700
 1,000   Pride Petroleum Services, Inc. ......     9.375      05/01/07       1,000,000
   850   Universal Compression, Inc. (a)......   0/9.875      02/15/08         527,000
                                                                          ------------
                                                                             8,194,640
                                                                          ------------
         PAPER  1.2%
 1,680   Repap New Brunswick Inc. (Canada) ...     9.000      06/01/04       1,570,800
                                                                          ------------
         PRINTING, PUBLISHING &
         BROADCASTING  8.2%
 1,200   CSC Holdings, Inc. ..................    10.500      05/15/16       1,350,000
 1,100   Grupo Televisa, Inc., S.A.
         (Mexico) ............................    11.375      05/15/03       1,133,000
 1,100   Grupo Televisa, Inc., S.A.
         (Mexico) ............................    11.875      05/15/06       1,141,250
 1,130   Helicon Group, Inc. .................    11.000      11/01/03       1,197,800
 1,000   International Cabletel, Inc. (a).....  0/12.750      04/15/05         955,000
   750   International Cabletel, Inc. (a).....  0/11.500      02/01/06         658,125
   675   James Cable Partners L.P.............    10.750      08/15/04         702,000
 1,500   K-III Communications Corp. ..........    10.250      06/01/04       1,567,500
   700   Northland Cable Television, Inc. ....    10.250      11/15/07         733,250
   550   Valassis Communications, Inc. .......     9.550      12/01/03         596,750
   950   Young Broadcasting, Inc. ............    11.750      11/15/04       1,007,000
                                                                          ------------
                                                                            11,041,675
                                                                          ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         PRODUCER MANUFACTURING  4.0%
$  200   Associated Materials, Inc. ..........     9.250%     03/01/08    $    201,500
   500   Carpenter W. R., Inc. ...............    10.625      06/15/07         477,500
 1,000   Cemex S.A., 144A Private Placement
         (Mexico) (b).........................     9.250      06/17/02         990,000
 1,680   Federal Mogul Corp. .................     7.500      07/01/04       1,625,400
   265   Juno Lighting, Inc., 144A Private
         Placement (b)........................    11.875      07/01/09         268,975
   250   Numatics, Inc. ......................     9.625      04/01/08         203,750
 1,550   Ucar Global Enterprises Inc. ........    12.000      01/15/05       1,652,688
                                                                          ------------
                                                                             5,419,813
                                                                          ------------
         RETAIL  4.1%
   200   Big 5 Corp. .........................    10.875      11/15/07         203,000
   600   Community Distributors, Inc. ........    10.250      10/15/04         531,000
   500   Hosiery Corp. of America, Inc. ......    13.750      08/01/02         542,500
 1,100   K Mart Corp..........................     8.250      11/21/06       1,116,500
   825   Musicland Group, Inc. ...............     9.875      03/15/08         804,375
 2,090   United Stationers Supply Co..........    12.750      05/01/05       2,299,000
                                                                          ------------
                                                                             5,496,375
                                                                          ------------
         TELECOMMUNICATIONS  8.7%
 1,200   Capstar Broadcasting Partners........     9.250      07/01/07       1,230,000
 1,100   EZ Communications, Inc. .............     9.750      12/01/05       1,177,000
 1,300   Gray Communications Systems, Inc. ...    10.625      10/01/06       1,373,125
   600   Intermedia Communications of Florida,
         Inc. ................................    13.500      06/01/05         681,750
   250   Intermedia Communications, Inc. .....     8.875      11/01/07         235,000
 1,230   Intermedia Communications, Inc. .....     8.600      06/01/08       1,137,750
 1,100   McLeod USA, Inc. ....................     9.250      07/15/07       1,089,000
 1,230   Pegasus Communications Corp. ........     9.625      10/15/05       1,223,850
 2,750   Sprint Spectrum L.P..................    11.000      08/15/06       3,131,562
   325   Telefonica De Argentina S.A., 144A
         Private Placement (Argentina) (b)....     9.875      07/01/02         322,969
                                                                          ------------
                                                                            11,602,006
                                                                          ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         TEXTILES  2.7%
$1,350   Dan River, Inc. .....................    10.125%     12/15/03    $  1,383,750
 1,905   Pillowtex Corp.......................    10.000      11/15/06       1,919,288
   550   Scovill Fasteners, Inc. .............    11.250      11/30/07         305,250
                                                                          ------------
                                                                             3,608,288
                                                                          ------------
         TRANSPORTATION  1.7%
 1,220   Greyhound Lines, Inc. ...............    11.500      04/15/07       1,384,700
   825   International Shipholding Corp.......     9.000      07/01/03         829,125
                                                                          ------------
                                                                             2,213,825
                                                                          ------------
         UTILITIES  2.7%
 1,475   AES Corp.............................     9.500      06/01/09       1,519,250
   450   El Paso Electric Co..................     8.250      02/01/03         466,875
 1,050   El Paso Electric Co..................     8.900      02/01/06       1,124,813
   150   Midland Cogeneration Venture.........    10.330      07/23/02         157,734
 1,100   National Energy Group, Inc. (c)......    10.750      11/01/06         407,000
                                                                          ------------
                                                                             3,675,672
                                                                          ------------
TOTAL CORPORATE BONDS  91.4%..........................................     122,582,838
                                                                          ------------
EQUITIES  0.1%
  Hosiery Corp. of America, Inc., (500 common shares) 144A Private
  Placement (b).......................................................          26,250
  Intermedia Communications of Florida, Inc., (600 common stock
  warrants) 144A Private Placement (b)................................          66,212
  NTL, Inc., (1,662 common stock warrants) 144A Private
  Placement (b).......................................................          21,606
  Star Gas Partners L. P. (264 limited partnership units).............           4,538
  Urohealth Systems, Inc., (675 common stock warrants) 144A Private
  Placement (b).......................................................               7
                                                                          ------------
TOTAL EQUITIES........................................................         118,613
                                                                          ------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                 Description                                              Market Value
--------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  91.5%
  (Cost $130,205,002).................................................    $122,701,451
SHORT-TERM INVESTMENTS  8.4%
  Federal Home Loan Bank Consolidated Discount Note
  ( 11,292,000 par, yielding 4.601%, 07/01/99 maturity )
  (Cost $11,290,557)..................................................      11,290,557
                                                                          ------------
TOTAL INVESTMENTS  99.9%
  (Cost $141,495,559).................................................     133,992,008
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...........................          97,461
                                                                          ------------
NET ASSETS  100.0%....................................................    $134,089,469
                                                                          ============

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Interest is accruing at less than the stated coupon.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $141,495,559).......................  $133,992,008
Cash........................................................         1,690
Receivables:
  Interest..................................................     2,792,384
  Investments Sold..........................................       106,715
Other.......................................................         7,144
                                                              ------------
      Total Assets..........................................   136,899,941
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,413,646
  Investment Advisory Fee...................................        82,896
  Income Distributions--Common and Preferred Shares.........        54,979
  Affiliates................................................        13,088
Accrued Expenses............................................       143,452
Trustees' Deferred Compensation and Retirement Plans........       102,411
                                                              ------------
      Total Liabilities.....................................     2,810,472
                                                              ------------
NET ASSETS..................................................  $134,089,469
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 1,000,000 shares
  authorized, 588 shares outstanding with liquidation
  preference of $100,000 per share).........................  $ 58,800,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  13,710,760 shares issued and outstanding).................       137,108
Paid in Surplus.............................................   106,631,828
Accumulated Undistributed Net Investment Income.............       339,435
Net Unrealized Depreciation.................................    (7,503,551)
Accumulated Net Realized Loss...............................   (24,315,351)
                                                              ------------
      Net Assets Applicable to Common Shares................    75,289,469
                                                              ------------
NET ASSETS..................................................  $134,089,469
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($75,289,469 divided by
  13,710,760
  shares outstanding).......................................  $       5.49
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 6,660,884
Dividends...................................................            152
Other.......................................................        305,958
                                                                -----------
    Total Income............................................      6,966,994
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        509,155
Preferred Share Maintenance.................................         85,171
Trustees' Fees and Related Expenses.........................         11,959
Custody.....................................................          8,421
Legal.......................................................          8,145
Other.......................................................        117,127
                                                                -----------
    Total Expenses..........................................        739,978
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 6,227,016
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(2,172,096)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (4,368,777)
  End of the Period.........................................     (7,503,551)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (3,134,774)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(5,306,870)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $   920,146
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1999 and
                  the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                 Six Months Ended      Year Ended
                                                  June 30, 1999     December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................   $  6,227,016       $ 12,475,409
Net Realized Gain/Loss..........................     (2,172,096)           416,102
Net Unrealized Depreciation During the Period...     (3,134,774)        (8,317,008)
                                                   ------------       ------------
Change in Net Assets from Operations............        920,146          4,574,503
                                                   ------------       ------------
Distributions from Net Investment Income:
  Common Shares.................................     (4,606,529)        (9,624,412)
  Preferred Shares..............................     (1,428,687)        (3,245,532)
                                                   ------------       ------------
Total Distributions.............................     (6,035,216)       (12,869,944)
                                                   ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................     (5,115,070)        (8,295,441)
NET ASSETS:
Beginning of the Period.........................    139,204,539        147,499,980
                                                   ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $339,435 and $147,635, respectively)..........   $134,089,469       $139,204,539
                                                   ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                               Six Months Ended   ---------------------------------
                                June 30, 1999      1998     1997     1996     1995
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................      $5.864        $6.469   $6.346   $6.186   $5.623
                                    ------        ------   ------   ------   ------
  Net Investment Income.......        .454          .910     .930     .946     .982
  Net Realized and Unrealized
    Gain/Loss.................       (.387)        (.576)    .131     .147     .537
                                    ------        ------   ------   ------   ------
Total from Investment
  Operations..................        .067          .334    1.061    1.093    1.519
                                    ------        ------   ------   ------   ------
Less Distributions from Net
  Investment Income:
  Paid to Common
    Shareholders..............        .336          .702     .702     .702     .702
  Common Share Equivalent of
    Distributions Paid to
    Preferred Shareholders....        .104          .237     .236     .231     .254
                                    ------        ------   ------   ------   ------
Total Distributions...........        .440          .939     .938     .933     .956
                                    ------        ------   ------   ------   ------
Net Asset Value, End of the
  Period......................      $5.491        $5.864   $6.469   $6.346   $6.186
                                    ======        ======   ======   ======   ======
Market Price Per Share at End
  of the Period...............      $6.375        $6.375   $7.375   $6.750   $6.375
Total Investment Return at
  Market Price (a)............       5.26%*       (4.33%)  20.29%   17.34%   29.17%
Total Return at Net Asset
  Value (b)...................      (0.63%)*       1.35%   13.69%   14.86%   23.70%
Net Assets at End of the
  Period (In millions)........      $134.1        $139.2   $147.5   $145.8   $143.6
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares**.............       1.91%         1.85%    1.76%    1.87%    1.92%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common
  Shares (c)..................      12.39%        10.77%   10.90%   11.58%   12.16%
Portfolio Turnover............         28%*          65%     102%      92%     119%
 * Non-Annualized
** Ratio of Expenses to
   Average Net Assets
   Including Preferred
   Shares.....................       1.09%         1.09%    1.05%    1.11%    1.12%

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(c) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

Year Ended December 31,
--------------------------------------------------
       1994      1993     1992     1991     1990
--------------------------------------------------
      $ 6.735   $6.228   $5.924   $4.603   $ 7.488
      -------   ------   ------   ------   -------
        1.002    1.109    1.206    1.150     1.566
        (.975)    .526     .174    1.282    (2.866)
      -------   ------   ------   ------   -------
         .027    1.635    1.380    2.432    (1.300)
      -------   ------   ------   ------   -------
         .954     .990     .908     .840     1.083
         .185     .138     .168     .271      .502
      -------   ------   ------   ------   -------
        1.139    1.128    1.076    1.111     1.585
      -------   ------   ------   ------   -------
      $ 5.623   $6.735   $6.228   $5.924   $ 4.603
      =======   ======   ======   ======   =======
      $ 5.500   $8.125   $7.250   $6.875   $ 4.125
      (23.22%)  26.12%   18.67%   92.24%   (32.91%)
       (2.54%)  25.46%   21.36%   48.77%   (26.20%)
      $ 135.9   $151.1   $144.2   $140.0   $ 121.9
        1.96%    1.72%    1.87%    2.51%     2.10%
       13.31%   14.66%   16.48%   15.86%    17.24%
         110%      99%     109%      78%       57%
        1.16%    1.04%    1.11%    1.42%     1.90%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. As of April 1, 1999, through a resolution approved by the Board of Trustees, the Trust may invest up to 35 percent of its total assets in securities of foreign issuers. The Trust commenced investment operations on January 26, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1999, there were no when issued or delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1998, the Trust had an accumulated capital loss carry forward for tax purposes of $22,125,692 which expires between December 31, 1999 and December 31, 2003. Of this amount $19,427,104 will expire in 1999. Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $141,497,622; the aggregate gross unrealized appreciation is $979,743 and the aggregate gross unrealized depreciation is $8,485,357, resulting in net unrealized depreciation on long- and short-term investments of $7,505,614.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.

    For the six months ended June 30, 1999, the Trust recognized expenses of approximately $1,200 representing legal services provided by Skadden, Arps, Slate,

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended June 30, 1999, the Trust recognized expenses of approximately $36,200 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $36,427,939 and $34,599,549, respectively.

4. AUCTION MARKET PREFERRED SHARES

The Trust has outstanding 588 shares of Auction Market Preferred Shares ("AMPS") at a liquidation value of $100,000 per share. Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on June 30, 1999, was 5.030%. During the six months ended June 30, 1999, the rates ranged from 4.640% to 5.250%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The AMPS are redeemable at the option of the Trust in whole or in part at a price of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the AMPS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE
If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW
You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.,
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN FUNDS
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                          VAN KAMPEN HIGH INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer,
and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees, the selection of independent public accountants and the approval of the Preferred Share split and simultaneous reduction of the liquidation preference per Preferred Share of the Trust.
    1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                       # OF SHARES
                                                  ----------------------
                                                   IN FAVOR     WITHHELD
------------------------------------------------------------------------
David C. Arch.................................... 11,667,810     124,368
Howard J Kerr.................................... 11,667,710     124,468
Dennis J. McDonnell.............................. 11,067,110     125,068

    The other trustees of the Trust whose terms did not expire in 1999 are Rod Dammeyer, Steven Muller, Theodore A. Myers, Don G. Powell, Hugo F. Sonnenschein and Wayne W. Whalen.

    2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 11,622,706 shares voted in favor of the proposal, 55,980 shares voted against and 114,035 shares abstained.

    3) With regards to the proposal to approve the Preferred Share split and simultaneous reduction of the liquidation preference per Preferred Share, the Meeting was adjourned until July 7, 1999 and further adjourned until July 28, 1999.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.